UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     May 19, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                 56-1574675
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

             301 S. College Street, Suite 3850
                 Charlotte, North Carolina                           28202
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          (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code      (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                Total number of pages:  13
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Item. 1.01 Entry into a Material Definitive Agreement.

         Effective May 19, 2005, the shareholders of BNP Residential Properties, Inc. approved an amendment to the company's Amended and Restated 1994 Stock Option and Incentive Plan (the "Plan"). This amendment:

o increases the number of shares of our common stock issuable under the Plan from 570,000 shares to 1,260,000 shares;

o allows us to issue incentive stock options through May 19, 2015;

o  replaces  the   152,000-share   limit  on  Restricted  Stock  Awards  with  a
630,000-share limit on Restricted Stock Awards, Phantom Stock Awards and Other Stock-Based Awards ("Full Value Awards"), combined;

o establishes minimum vesting periods for those Full Value Awards that cause the total of all Full Value Awards to exceed 10% of the shares authorized under the Plan;

o establishes limits on the amount of options and Stock Appreciation Rights that may be granted to any one person in any calendar year;

o allows us to grant a greater variety of awards payable in (or valued on the basis of) our stock, including interests in the future profits of the operating partnership;

o requires that all stock options have an exercise price of no less than fair market value on the date of grant;

o eliminates the ability to issue (without shareholder approval) "reload" stock options whereby a participant who uses existing company shares to satisfy the exercise price of stock options automatically is granted additional stock options to purchase the same number of shares as surrendered to the company;

o eliminates liberal share "recycling" provisions under the Plan, i.e., shares reacquired by the company as consideration for the exercise price of stock options or to satisfy tax withholding obligations would no longer be available for issuance under the Plan;

o eliminates the ability to reduce the exercise or purchase price of any outstanding award or to extend the original term of an option without shareholder approval; and

o sets the termination date of our Plan as May 19, 2015.

         A complete copy of the Plan, as amended, is included as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

10.1 Amended and Restated 1994 Stock Option and Incentive Plan, as amended May 19, 2005.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BNP Residential Properties, Inc.
                                     (Registrant)


May 27, 2005                            /s/ Pamela B. Bruno
                                     ------------------------------------------
                                     Pamela B. Bruno
                                     Vice President, Treasurer and
                                     Chief Accounting Officer
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